                                                                    EXHIBIT 10.1

                        AMENDMENT NO. 2 TO LOAN AGREEMENT


          This Amendment No. 2 to Loan Agreement dated as of April 8, 1999, ("Amendment") is entered into with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders named therein, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement").


                                    RECITALS


     A. Borrower has requested that Lenders approve a revised Budget (as defined in the Loan Agreement) for the Proposed Expansion (as defined in the Loan Agreement), which revised Budget would reflect an increase in the amount of the Budget from $87,000,000 to $100,000,000.

     B. Borrower has requested that the Commitment (as defined in the Loan Agreement) be increased by $10,000,000 to enable Borrower to finance a portion of the requirements of the revised Budget.


                                    AGREEMENT


          NOW, THEREFORE, the Administrative Agent, acting with the consent of the Lenders in accordance with the terms of the Loan Agreement, and Borrower hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

     2.   SECTION 1.1 - DEFINED TERMS.  Section 1.1 is revised as follows:

          (a) The definition of "Commitment" is hereby amended to read in full as follows:

          "COMMITMENT" means $77,000,000 or such lesser amount to which the Commitment may be reduced from time to time pursuant to the terms of Sections 2.5, 2.6 and 2.7.

          (b) The definition of "EBITDA" is revised as follows: the reference in subsection (j) of such definition to "$1,000,000" is revised to read "$1,600,000".


          (c) The definition of "Reduction Amount" set forth in Section 1.1 of the Loan Agreement is hereby amended to read in full as follows:

               "REDUCTION AMOUNT" means, as to each Reduction Date, the amount set forth opposite that Reduction Date below, or such lesser amount to which that Reduction Amount may be reduced in accordance with the second sentence of Section 2.5 or the last sentence of Section 2.7:

                    Reduction Dates           Reduction Amount
                    ---------------           ----------------
                    February 29, 2000         $2,475,000
                    May 31, 2000              $2,475,000
                    August 31, 2000           $2,475,000
                    November 30, 2000         $2,475,000

                    February 28, 2001         $3,762,500
                    May 31, 2001              $3,762,500
                    August 31, 2001           $3,762,500
                    November 30, 2001         $3,762,500

                    February 28, 2002         $3,762,500
                    May 31, 2002              $3,762,500
                    August 31, 2002           $3,762,500
                    November 30, 2002         $3,762,500

                    February 28, 2003         $3,762,500
                    May 31, 2003              $3,762,500
                    August 31, 2003           $3,762,500
                    November 30, 2003         $3,762,500

                    February 29, 2004        $5,485,000

                    Maturity Date            $16,465,000

     3.   SECTION 6.12 - SENIOR LEVERAGE RATIO.  The table set forth in Section
6.12 of the Loan Agreement is amended to read in full as follows:

               Fiscal Quarter Ending   Maximum Ratio
               ---------------------   -------------
                    11/30/98            2.25:1.00

                    2/28/99             3.75:1.00

                    5/31/99             3.85:1.00

                    8/31/99             3.00:1.00

                    11/30/99            2.35:1.00

                    2/29/00             2.25:1.00

                    5/31/00             2.15:1.00

                    8/31/00             2.05:1.00

                    Thereafter          2.00:1.00

     4. SECTION 6.13 - FIXED CHARGE COVERAGE RATIO. Section 6.13 of the Loan Agreement is revised as follows: the Minimum Ratio required for the Fiscal Quarter ending May 31, 1999 shall be 1.00:1.00 and not 1.05:1.00.

     5.   SECTION 6.17 - CONSTRUCTION OF THE PROPOSED EXPANSION.

          (a) SECTION 6.17(b). Subsection (ii) of Section 6.17(b) of the Loan Agreement is amended to read in full as follows: "increase the Budget to more than $100,000,000".

          (b) SECTION 6.17(i). Section 6.17(i) is hereby amended by inserting the following proviso after the words "Schedule 1.1A": "PROVIDED, HOWEVER, that this Section 6.17(i) shall not prohibit an increase in the amount of the Budget to a maximum of $100,000,000".

     6.   SCHEDULE 1.1C - PRO RATA SHARES OF THE BANKS.

     Schedule 1.1C attached to the Loan Agreement is replaced by Schedule 1.1C attached to this Amendment as Annex 1.

     7. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of the following:

          (a) counterparts of this Amendment executed by Borrower and the Administrative Agent, acting on behalf of the Lenders;

          (b) written consents to the execution, delivery and performance hereof from the Lenders;

          (c) written consent to the execution, delivery and performance hereof from Peter A. Morton;

          (d) Notes executed by Borrower in favor of the Lenders in principal amounts reflecting the revised Pro Rata Shares of the Lenders of the Commitment as set forth on Schedule 1.1C attached to this Amendment as Annex 1;

          (e) the First Amendment to Deed of Trust in the form attached hereto as Annex 2, executed and acknowledged by Borrower and recorded in the official records of Clark County, Nevada;

          (f) a modification of endorsement to the Deed of Trust concerning this Amendment, with all costs and expenses of such modification to be paid by Borrower;

          (g) a side letter from Peter A. Morton addressed to Administrative Agent and First Trust National Association, N.A., as Trustee under the Indenture, concerning the increase of the Budget amount referred to in this Amendment and the increase of Peter A. Morton's maximum liability under the Completion Guaranty by an amount equal to such increase in the Budget amount and an agreement in writing by the Trustee to such increase;

          (h) Amendment No. 1 to Make Well Agreement in the form attached hereto as Annex 3, executed and acknowledged by Peter A. Morton and Borrower;

          (i) a Certificate, signed by a Senior Officer of Borrower, certifying that attached thereto are true, correct and complete copies of the revised Plans and Budget;

          (j) evidence acceptable to the Administrative Agent that Commonwealth Land Title Insurance Company has issued or is prepared to concurrently issue endorsements to the ALTA policy of title insurance held by the Administrative Agent increasing the coverage thereunder from $67,000,000 to $77,000,000 and that Chicago Title Insurance company is prepared to issue its facultative reinsurance agreement assuming $10,000,000 of secondary liability with respect thereto;

          (k) payment to the Administrative Agent of an upfront fee for the account of each Lender which has agreed to increase its Pro Rata Share of the Commitment to Borrower in connection with this Amendment, in an amount equal to, with respect to each such Lender, the increase in such Lender's Pro Rata Share of the Commitment (as set forth on Schedule 1.1C attached to this Amendment as Annex 1) TIMES fifty (50) basis points; and

          (l) such documentation with respect to Borrower as the Administrative Agent may require to establish its authority to execute, deliver and perform this Amendment and the other Loan Documents related to this Amendment, INCLUDING certified copies of corporate resolutions.

     8. REPRESENTATION AND WARRANTY. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

     9. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                    HARD ROCK HOTEL, INC., a Nevada corporation

                    By: /s/ Peter Morton
                        --------------------------------------

                    Title: PRESIDENT
                          ------------------------------------

                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent

                    By: /s/ Janice Hammond
                        ---------------------------------------
                         Janice Hammond, Vice President

                             ANNEX 1 TO AMENDMENT NO. 2
                                 TO LOAN AGREEMENT


                                 Schedule 1.1C


Lender                              Amount                    Pro Rata Share
------                              ------                    --------------
Bank of America National Trust      $27,925,373.13            36.26671835%
and Savings Association

Imperial Bank                       $13,791,044.78            17.91044776%

Wells Fargo Bank, N.A.              $13,791,044.78            17.91044776%

Bank of Scotland                    $11,492,537.31            14.92537313%

PNC Bank, National Association      $10,000,000.00            12.98701299%
--------------------------------------------------------------------------------
Total                               $77,000,000               100%

                                  CONSENT OF LENDER

          This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 2 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.



---------------------------------
[Typed/Printed Name of Lender]

By:
    -----------------------------
Title:
       --------------------------
Date:
      ---------------------------

                                     CONSENT

          This Consent is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America National Trust and Savings Association, as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          The undersigned hereby consents to the execution, delivery and performance of the foregoing Amendment No. 2 to Loan Agreement, and agrees to take any and all actions necessary or reasonably requested to cause the Borrower to remain in compliance with the terms thereof.



-------------------------------
Peter A. Morton, an individual